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SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2003 (April 23, 2003)

ALLOS THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-29815	54-1655029
(Commission File No.)	(IRS Employer Identification No.)

11080 Circlepoint Road, Suite 200
Westminster, Colorado 80021
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (303) 426-6262

Item 5. Other Events.

        On April 23, 2003, Allos Therapeutics, Inc. issued a press release announcing the preliminary results of a Phase 3 trial that evaluated the radiation sensitizer agent RSR13 (efaproxiral) in patients with brain metastases. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits

99.1	Press Release, dated April 23, 2003, entitled "Allos Reports Preliminary Results of Pivotal Phase 3 Clinical Trial of RSR13 in Brain Metastases."

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALLOS THERAPEUTICS, INC.
Dated: April 30, 2003	By:	/s/ DANIEL R. HUDSPETH Daniel R. Hudspeth Chief Financial Officer, Vice President of Finance, Treasurer and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release, dated April 23, 2003, entitled "Allos Reports Preliminary Results of Pivotal Phase 3 Clinical Trial of RSR13 in Brain Metastases."

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  Item 5. Other Events.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
INDEX TO EXHIBITS